UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 3, 2006
Date of Report (Date of earliest event reported)

CAPTARIS, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	0-25186	91-1190085
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10885 N.E. 4th Street, Suite 400, Bellevue, Washington		98004
(Address of principal executive offices)		(Zip Code)

(425) 455-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On October 3, 2006, Captaris, Inc. issued a press release announcing that the Circuit Court in Cook County, Illinois has granted summary judgment in favor of Captaris in connection with a Telephone Consumer Protection Act lawsuit brought by Travel 100 Group, Inc. against Mediterranean Shipping Company.  A copy of the press release is attached.

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Captaris, Inc. Press Release dated October 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Captaris, Inc.

Dated: October 3, 2006	By:	/s/ Peter Papano

Peter Papano
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Captaris, Inc. Press Release dated October 3, 2006